Exhibit a (iii) under Form N-1A
                                           Exhibit 3 (i) under Item 601/Reg. S-K

                                FEDERATED EQUITY FUNDS

                                    Amendment No. 9
                                        to the
                                 DECLARATION OF TRUST

                                 Dated April 17, 1984


THIS Declaration of Trust is amended as follows:

     A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"SECTION 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                         Federated Aggressive Growth Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                        Federated Capital Appreciation Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                     Federated Communications Technology Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                         Federated Growth Strategies Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                          Federated Large Cap Growth Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                            Federated New Economy Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                        Federated Small Cap Strategies Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

     B. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

            Section 5. OFFICES OF THE TRUST, FILING OF COPIES, HEADINGS, COUNTERPARTS. The Trust shall maintain a usual place of business in Massachusetts, which shall be as determined by the Trustees from time to time and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 17th day of May, 2000.

      WITNESS the due execution hereof this 17th day of May, 2000.

/S/ JOHN F. DONAHUE                 /S/ LAWRENCE D. ELLIS, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/S/ THOMAS G. BIGLEY                /S/ PETER E. MADDEN
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/S/ JOHN T. CONROY, JR.             /S/ CHARLES F. MANSFIELD, JR.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/S/ NICHOLAS P. CONSTANTAKIS        /S/ JOHN E. MURRAY, JR.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/S/ JOHN F. CUNNINGHAM              /S/ MARJORIE P. SMUTS
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/S/ J. CHRISTOPHER DONAHUE          /S/ JOHN S. WALSH
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh